SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of Earliest event reported): July 24, 2003


                             USAA ACCEPTANCE, LLC
         -------------------------------------------------------------
           (Exact name of registrant as specified in its character)

                                 United States
           -------------------------------------------------------------
                 (State or other jurisdiction of incorporation or
                                   organization)

                    333-96907                      71-0898378
           ----------------------------    ---------------------------------
             (Commission File Number)      (IRS Employer Identification No.)

                                9930 Colonade Blvd.
                                     Suite 600
                             San Antonio, Texas 78230
           -------------------------------------------------------------
               (Address of principal executive offices and zip code)

                   Registrant's telephone number, including area code:
                                  (210) 498-7479

                                  Not applicable
           -------------------------------------------------------------
           (Former name or former address, if changed since last report)


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Item 5. Other Events.
        ------------

Filing of certain Agreements
----------------------------

      On July 24, 2003, USAA Auto Owner Trust 2003-1 (the "Issuer"), as issuer, and JPMorgan Chase Bank ("JPMorgan"), as indenture trustee, entered into an indenture dated as of July 24, 2003 (the "Indenture"). On July 24, 2003, USAA Federal Savings Bank ("USAA"), as depositor, and Wachovia Trust Company, National Association, as owner trustee, entered into an amended and restated trust agreement (the "Trust Agreement"). The Indenture is attached hereto as Exhibit 4.1 and the Trust Agreement is attached hereto as Exhibit 4.2.

      On July 24, 2003, USAA, as seller and servicer, and the Issuer, as issuer, entered into a sale and servicing agreement dated as of July 1, 2003 (the "Sale and Servicing Agreement"). On July 24, 2003, the Issuer, USAA, as administrator, and JPMorgan, as indenture trustee, entered into an administration agreement ("Administration Agreement") dated as of July 1, 2003. The Sale and Servicing Agreement is attached hereto as Exhibit 10.1 and the Administration Agreement is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial
        -----------------------------------------

                  Information and Exhibits.
                  -------------------------

      (a) Not applicable.

      (b) Not applicable.

      (c) Exhibits:

            4.1   Indenture

            4.2   Trust Agreement

            10.1  Sale and Servicing Agreement

            99.1  Administration Agreement

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              USAA ACCEPTANCE, LLC



                              By: /s/  Michael J. Broker
                                  ---------------------------------------
                                       Michael J. Broker
                                       Vice President



Dated:  July 24, 2003